ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY ULTRA-REWARDS VARIABLE ANNUITY ULTRA-SELECT SERIES L VARIABLE ANNUITY	ULTRA VARIABLE LIFE ULTRANNUITY SERIES V VARIABLE ANNUITY
Prospectus Supplement Dated June 12, 2023
Important Information about
Morgan Stanley VIF Core Plus Fixed Income

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective July 27, 2023, the Morgan Stanley VIF Core Plus Fixed Income Subaccount (the “Morgan Stanley VIF Subaccount”) is no longer available as an investment option under your Contract. The underlying fund of the Morgan Stanley VIF Core Plus Fixed Income Subaccount, the Morgan Stanley VIF Core Plus Fixed Income Portfolio, will close to new investments on July 26, 2023 and is expected to be liquidated on or about July 28, 2023.
If you have allocated Contract Value to the Morgan Stanley VIF Subaccount, you may want to consider transferring your Contract Value to another available subaccount prior to July 26, 2023. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Morgan Stanley VIF Subaccount to another subaccount, and such transfers will not count toward any transfer limit under your Contract.
If a transfer request is not received by the close of business on July 26, 2023, Contract Value allocated to the Morgan Stanley VIF Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Federated Hermes Government Money II Subaccount, which invests in the Federated Hermes Government Money Fund II. The investment objective of the Federated Hermes Government Money Fund II is to provide current income consistent with stability of principal and liquidity. If you have instructions designating allocation to the Morgan Stanley VIF Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Morgan Stanley VIF Subaccount), you need to submit a new form to our Administrative Office.
More detailed information regarding the investment objective, policies, risks, and expenses associated with the Federated Hermes Government Money Fund II, and other relevant information, may be found in the fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. To obtain additional information, including a transfer request form or a copy of the fund prospectus, please call 1‑800‑238‑9354 or write to us at our administrative office. The fund prospectuses are also available online at the following locations:

Contract issued by Companion Life Insurance Company
•	Ultra Variable Life Flexible Premium – https://dfinview.com/SecurityBenefit/TAHD/814121422?site=PFSBL
•	Ultrannuity Series V Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121414?site=PFSBL
Contracts issued by United of Omaha Life Insurance Company
•	Ultra Variable Life Flexible Premium – https://dfinview.com/SecurityBenefit/TAHD/814121364?site=PSBL
•	Ultra Variable Life Single Premium – https://dfinview.com/SecurityBenefit/TAHD/814121372?site=PSBL
•	Ultrannuity Series V Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121323?site=PSBL
•	Ultra-Access Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121331?site=PSBL
•	Ultra Rewards Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121356?site=PSBL
•	Ultra Select Series L Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121349?site=PSBL
Investors should retain this supplement for future reference.